Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender American Depositary Shares

Each Representing One Ordinary Share,

$0.01 Par Value Per Share

of

Denison International plc

Pursuant to the Offer To Purchase

dated December 19, 2003

by

Parker-Hannifin Corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 8:00 A.M., NEW YORK CITY TIME, ON THURSDAY, JANUARY 22, 2004, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

The Depositary for the Offer Is:

Mellon Investor Services LLC

By Hand:	By Mail:	By Overnight Delivery:

c/o Mellon Investor Services LLC	c/o Mellon Investor Services LLC	c/o Mellon Investor Services LLC
120 Broadway, 13th Floor	Post Office Box 3301	85 Challenger Road
New York, NY 10271	South Hackensack, NJ 07606	Ridgefield Park, NJ 07660
Attn: Reorganization Department	Attn: Reorganization Department	Attn: Reorganization Department

By Facsimile Transmission:	By Facsimile Transmission for Eligible Institutions:
(201) 296-4293	(201) 296-4293

For Confirmation by Telephone:

(201) 296-4860

Delivery of this Letter of Transmittal to an address other than as set forth above or transmissions of instructions via facsimile transmission to a number other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space therefor provided below and complete the substitute Form W-9 set forth below. Tendering holders of ADSs will receive payment in U.S. dollars.

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal is to be completed by shareholders of Denison International plc (“Denison”), either if ADRs (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer To Purchase, dated December 19, 2003 (the “Offer To Purchase”)) is utilized, if tenders of Ordinary Shares, $0.01 par value per share (the “Ordinary Shares”), represented by American Depositary Shares, each representing one Ordinary Share (the “ADSs”), are to be made by book-entry transfer to an account maintained by Mellon Investor Services LLC (the “Depositary”) at The Depositary Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 3 — “Procedure for Tendering Shares” of the Offer To Purchase. Shareholders who tender ADSs by book-entry transfer are referred to herein as “Book-Entry Shareholders.”

Holders of ADSs (“Shareholders”) whose American Depositary Receipts evidencing the ADSs (the “ADRs”) are not immediately available or who cannot deliver their ADRs and all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer To Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their ADSs according to the guaranteed delivery procedures set forth in Section 3 of the Offer To Purchase. See Instruction 2 of this Letter of Transmittal.

Delivery of the Letter of Transmittal or other documents to the Book-Entry Transfer Facility does not constitute delivery of the Letter of Transmittal or such other documents to the Depositary.

Note:    Signatures must be provided below. Please read the accompanying instructions carefully.

☐        Check here if tendered ADSs are being delivered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐        Check here if tendered ADSs are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following. Please enclose a photocopy of such Notice of Guaranteed Delivery.

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

DESCRIPTION OF ADSs TENDERED

Name(s) and Address(es) of Registered Shareholder(s) (Please Fill In, If Blank, Exactly as Name(s) Appear(s) on ADR(s))	ADR(s) and ADS(s) Tendered (Attach Additional List, If Necessary)

	ADR Number(s)*	Total Number of ADS(s) Represented by ADR(s)*	Number of ADSs Tendered**

Total ADSs

*      Need not be completed by Book-Entry Shareholders.

**    Unless otherwise indicated, it will be assumed that all ADSs evidenced by ADRs delivered to the Depositary are being tendered. See Instruction 4 of this Letter of Transmittal.

☐      Check here if ADRs have been lost, destroyed or stolen. See Instruction 11 of this Letter of Transmittal.

Ladies and Gentlemen:

The undersigned hereby tenders to Parker-Hannifin Corporation, an Ohio corporation (“Parker”), the Ordinary Shares, $0.01 par value per share (the “Ordinary Shares”), represented by American Depositary Shares, each representing one Ordinary Share (the “ADSs”), of Denison International plc, a public limited company organized under the laws of England and Wales (“Denison”), pursuant to Parker’s offer to purchase all outstanding ADSs at a purchase price of $24.00 per ADS, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer To Purchase, dated December 19, 2003 (the “Offer To Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (together with the Offer To Purchase, the related Form of Acceptance and any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The Offer is being made pursuant to an Acquisition Agreement, dated as of December 7, 2003 (the “Acquisition Agreement”), between Parker and Denison.

Subject to, and effective upon, acceptance for payment of the ADSs tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Parker all right, title and interest in and to all the ADSs that are being tendered hereby (and any and all rights and privileges (the “Rights”) attaching to any Ordinary Shares represented by ADSs, in respect of which the Offer has been accepted or is deemed to have been accepted, including any right to vote and to requisition an extraordinary general meeting of securityholders and any right to all dividends and other distributions declared, made or paid (the “Distributions”)). The undersigned acknowledges that the execution of this Letter of Transmittal (together with any signature guarantees) and its delivery to Mellon Investor Services LLC, as the Depositary, shall constitute acceptance of the Offer in respect of the ADSs tendered herewith in accordance with the terms of the Offer.

Effective from and after the time all conditions to the Offer are satisfied, fulfilled or waived (and, in the case of the exercise of votes, if the Offer will lapse or become wholly unconditional on the outcome of the resolution in question or in such other circumstances as may be permissible), the undersigned irrevocably appoints Parker to direct the exercise of any votes attaching to any Ordinary Shares represented by ADSs, in respect of which the Offer has been accepted or is deemed to have been accepted and not validly withdrawn (the “Accepted ADSs”) and any Rights attaching to such Ordinary Shares represented by ADSs upon the execution of this Letter of Transmittal. The undersigned understands that, in order for ADSs to be deemed validly tendered, immediately upon Parker’s acceptance of such ADSs for payment and payment therefor, Parker must be able to exercise full voting and other rights with respect to such ADSs (and any and all Rights), including, without limitation, voting at any meeting of Denison’s securityholders then scheduled.

Effective from and after the time all conditions to the Offer are satisfied, fulfilled or waived (and, in the case of the exercise of votes, if the Offer will lapse or become wholly unconditional on the outcome of the resolution in question or in such other circumstances as may be permissible), the undersigned holder of Accepted ADSs acknowledges that delivery of this Letter of Transmittal to the Depositary will constitute: (i) an authority to Denison or its agents to send any notice, circular, warrant, document or other communication that may be required to be sent to the undersigned as a holder of ADSs, to Parker care of the Depositary; (ii) an authority to Parker or its agent to sign on behalf of the undersigned any consent to short notice of any extraordinary general meeting of Denison and/or to execute a form of proxy in respect of such Accepted ADSs appointing any person nominated by Parker to attend any such meetings of Denison and any adjournment thereof and to exercise the votes attaching to the ADSs represented by such Accepted ADSs on behalf of the undersigned; and (iii) his, her or its agreement not to exercise any of such rights (mentioned under (ii) above) without the consent of Parker and his, her or its irrevocable undertaking not to appoint a proxy for or to attend any such meetings mentioned in the paragraph above. The undersigned hereby represents and warrants that the undersigned (i) has not received or sent copies of the Offer To Purchase or this Letter of Transmittal or any Form of Acceptance or any related documents in, into or from Australia, Canada or Japan; (ii) is accepting the Offer from outside Australia, Canada and Japan; and (iii) is not an agent or fiduciary acting on a nondiscretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Australia, Canada and Japan.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby and all Rights and that when the same are accepted for payment by Parker, Parker will acquire good and unencumbered title thereto and to all Rights, free and clear of all liens, equitable interests, charges, encumbrances and not subject to any adverse claims and together with all rights attaching thereto, including, without limitation, the right to all dividends and other distributions declared, paid or made on or after the date of acceptance and payment. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Parker to be reasonably necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby and all Rights. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Parker all Distributions in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Parker shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the ADSs tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Parker in its sole discretion.

The undersigned hereby appoints the Depositary to act on behalf of the undersigned, subject to such holder’s withdrawal rights, including, without limitation, to complete and execute any form of transfer or renunciation with respect to the undersigned’s tendered ADSs, deliver such form of transfer or renunciation and take any other act desirable to vest in Parker ownership of such tendered ADSs.

The undersigned hereby agrees to ratify everything that may be done or effected by any director of, or person authorized by, Parker or the Depositary in exercise of the powers and authorities related to tendering ADSs into the Offer. The undersigned further agrees to do all such acts and things as shall, in the opinion of Parker or the Depositary, be reasonably necessary or expedient to vest in Parker or its nominee(s) or such other person(s) as Parker may decide the number of ADSs to which this Letter of Transmittal relates and to enable Parker, the Depositary and any of their agents to secure the full benefit of the power and authority granted as described above.

All authority herein conferred or agreed to be conferred shall, in the case of an individual, survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, including with respect to withdrawal rights, this tender is irrevocable.

The undersigned understands that tenders of ADSs pursuant to any one of the procedures described in Section 3 — “Procedure for Tendering Shares” of the Offer To Purchase and in the instructions hereto will constitute an agreement between the undersigned and Parker upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price of any ADSs purchased and/or return any ADRs not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any ADSs accepted for payment and/or return any ADRs not tendered or accepted for payment (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signature. In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price of any ADSs purchased and/or return any ADRs not tendered or accepted for payment in the name(s) of, and deliver said check and/or return ADRs to, the person or persons so indicated. Shareholders tendering ADSs by book-entry transfer may request that any ADSs not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility. The undersigned recognizes that Parker has no obligation pursuant to the “Special Payment Instructions” to transfer any ADSs from the name of the registered holder thereof if Parker does not accept for payment any of such ADSs.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if ADRs evidencing ADSs not tendered or not purchased and/or the check for the purchase price of ADSs purchased are to be issued in the name of someone other than the undersigned, or if ADSs tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated on the front cover.

To be completed ONLY if ADRs evidencing ADSs not tendered or not purchased and/or the check for the purchase price of ADSs purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Issue check and/or ADRs to:

Name:

(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

(See Substitute Form W-9)

☐        Credit unpurchased ADSs tendered by book-entry transfer to the Book-Entry Transfer Facility

(ACCOUNT NUMBER)

Mail check and/or ADRs to: Name: (Please Type or Print) Address: (Include Zip Code) (Taxpayer Identification or Social Security No.) (See Substitute Form W-9)

IMPORTANT

SHAREHOLDER:  SIGN HERE AND COMPLETE

SUBSTITUTE FORM W-9

Signature(s) of Shareholder(s)

Dated:                         , 200

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the ADR(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5 of this Letter of Transmittal.)

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

(See Instructions)

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

Authorized Signature:

Name (Please print):

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                         , 200

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered Shareholder of the ADSs tendered herewith (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the owner of the ADSs), and such holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) if such ADSs are tendered for the account of a financial institution (including most commercial banks, savings and loans associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal. If the ADRs representing ADSs are registered in the name of a person other than the signer of this Letter of Transmittal or if payment is to be made or if ADRs representing ADSs not tendered or not accepted for payment are to be returned to a person other than the registered holder of the ADRs surrendered, then the tendered ADRs representing ADSs must be endorsed or accompanied by appropriate stock powers, in each case signed exactly as the name or names of the registered Shareholder or owners appear on the ADRs, with the signatures on the ADRs or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5 of this Letter of Transmittal.

2.    Delivery of This Letter of Transmittal and ADRs.    This Letter of Transmittal is to be used either if ADRs are to be forwarded herewith or, unless an Agent’s Message is utilized, if tender of ADSs are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 — “Procedure for Tendering Shares” of the Offer To Purchase. ADRs, or timely confirmation of a book-entry transfer (a “Book-Entry Confirmation”) of such ADSs into the Depositary’s account at the Book-Entry Transfer Facility, as well as a Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If a Shareholder wishes to tender ADSs pursuant to the Offer and the Shareholder’s ADRs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to be received by the Depositary prior to the Expiration Date, the ADSs may nevertheless be tendered if all the following guaranteed delivery procedures are complied with: (i) the tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Parker with the Offer To Purchase, is received by the Depositary as provided below prior to the Expiration Date; and (iii) the ADRs for all tendered ADSs in proper form for transfer or a Book-Entry Confirmation with respect to all tendered ADSs, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any required signature guarantees (or, in the case of a book-entry transfer of ADSs, an Agent’s Message) in connection with a book-entry transfer of ADSs, and any other documents required by this Letter of Transmittal, are received by the Depositary within three Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery. A “Nasdaq National Market trading day” is any day on which the Nasdaq Stock Market, Inc.’s (“Nasdaq”) National Market is open for business. If ADRs representing ADSs are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery. No alternative, conditional, or contingent tenders will be accepted.

The method of delivery of ADRs representing ADSs, this Letter of Transmittal, and any other required documents is at the option and sole risk of the tendering Shareholder and delivery will be deemed made only when actually received by the Depositary (including, in the case of a book-entry transfer of ADSs, by Book-Entry Confirmation). If delivery is made by mail, registered mail (or, if in the United Kingdom, registered post) with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No acknowledgement of receipt of documents will be given by, or on behalf of, Parker.

3.    Inadequate Space.    If the space provided herein is inadequate, the ADR numbers and/or the number of ADSs evidenced by such ADRs and the number of ADSs tendered and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.    Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer).    If fewer than all the ADSs evidenced by the ADRs delivered to the Depositary are to be tendered, the holder thereof should so indicate in this Letter of Transmittal by filling in the number of ADSs which are tendered in the box entitled “Number of ADSs Tendered.” In such case, a new ADR for the remainder of the ADSs represented by the former ADR(s) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box marked “Special Payment Instructions” and/or “Special Delivery Instructions,” as promptly as practicable following the date the tendered ADSs are purchased. All ADSs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. In the case of partial tenders, ADSs not tendered will not be reissued to a person other than the registered holder.

5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the ADR(s) without alteration, enlargement or any change whatsoever.

If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered ADSs are registered in different names on several ADRs, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of such ADSs.

If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Parker of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless payment is to be made to, or ADRs evidencing ADSs not tendered or purchased are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the ADSs listed, the ADRs evidencing the ADSs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the ADRs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

6.    Stock Transfer Taxes.    Except as set forth in this Instruction 6, Parker will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased ADSs to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if ADRs evidencing ADSs not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered ADRs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price received by such holder(s) pursuant to this Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs evidencing the ADSs listed in this Letter of Transmittal.

7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or ADRs evidencing unpurchased ADSs are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such ADRs are to be returned to, someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering ADSs by book-entry transfer (i.e., Book-Entry Shareholders) may request that ADSs not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under “Special Payment Instructions.” If no such instructions are given, such ADSs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1 of this Letter of Transmittal.

8.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at its respective addresses and telephone numbers listed below. Additional copies of the Offer To Purchase, this Letter of Transmittal, the related Form of Acceptance and other tender offer materials may be obtained from the Information Agent as set forth below and will be furnished promptly at Parker’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

9.    Waiver of Conditions.    The conditions of the Offer (other than the Minimum Condition) are for the sole benefit of Parker and its affiliates and may be waived by Parker, in whole or in part, from time to time in its sole discretion, except as otherwise provided in the Acquisition Agreement.

10.    28% Backup Federal Income Tax Withholding; Substitute Form W-9.    To prevent backup federal income tax withholding of 28% of the payments made to Shareholders with respect to the purchase price of ADSs purchased pursuant to the Offer or the Compulsory Acquisition (as defined in the Offer To Purchase), a Shareholder must provide the Depositary with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup federal income tax withholding by completing the Substitute Form W-9 included in this Letter of Transmittal. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write “Exempt” in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. A Non-U.S. holder (as defined in the Offer To Purchase) must certify as to its foreign status or otherwise establish an exemption. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the Shareholder or other payee to penalties, and the gross proceeds of any payments that are made to such Shareholder or other payee with respect to ADSs purchased pursuant to the Offer may be subject to 28% backup federal income tax withholding.

Certain Shareholders (including, among others, all corporations and certain non-U.S. individuals and entities) are not subject to backup withholding. Non-U.S. shareholders should complete and sign a Form W-8, signed under penalties of perjury, attesting to that individual’s foreign status. A Form W-8 can be obtained from the Depositary. Each shareholder should consult his or her tax advisor as to his or her qualifications for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any such payments made to the Shareholder or other payee. Backup withholding is not an additional tax, but merely an advance payment, which may be refunded to the extent it results in an overpayment of tax, provided the required information is furnished to the Internal Revenue Service.

If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: writing “Applied for” on the Substitute Form W-9 means that you have already applied for a TIN or that you intend to apply for one in the near future.

The Shareholder is required to give the Depositary the TIN of the record owner of the ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the ADSs. If the ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for additional guidance on which number to report.

11.    Lost, Destroyed or Stolen Certificates.    If any ADR(s) evidencing ADSs has been lost, destroyed or stolen, the Shareholder should promptly notify the Depositary. The Shareholder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

12.    Cancellation Fee.     Holders of ADSs will bear all fees associated with the cancellation of their ADSs, which will occur following acceptance of the Offer, under the Deposit Agreement entered into with respect to Denison’s ADS program.

13.    Material U.S. Federal Income Tax Consequences.    See Section 5 of the Offer To Purchase for a summary of material U.S. federal income tax consequences of the Offer. Shareholders are urged to consult their own tax advisors as the particular tax consequences to them of the Offer, including the effect of U.S. state and local tax laws or foreign tax laws.

Important:	This Letter of Transmittal (or facsimile copy hereof) or an Agent’s Message together with ADRs or confirmation of Book-Entry Transfer or a properly completed and duly executed Notice of Guaranteed Delivery and all other required documents must be received by the Depositary prior to the Expiration Date in order to validly tender ADSs.

TO BE COMPLETED BY TENDERING SHAREHOLDERS OF SECURITIES

(See Instruction 10)

PAYOR’S NAME: MELLON INVESTOR SERVICES LLC

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	SSN: EIN: If awaiting TIN, write “Applied For”

Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTIONS)

Part 3—CERTIFICATIONS—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
	(2)	I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
The Internal Revenue Service does not require your consent to any provision of this document other than the certificates required to avoid backup withholding.
Signature Date

You must cross out Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”

IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. With respect to interest and dividend payments, and certain payments made with respect to readily tradable instruments, I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 28% of all reportable payments thereafter made to me will be withheld.

Signature:                                                                                               Date:

Note:	Failure to complete and return this form may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

Manually signed facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, ADRs evidencing ADSs and any other required documents should be sent or delivered by each Shareholder of Denison or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

The Depositary for the Offer is:

Mellon Investor Services LLC

By Mail:	By Hand:	By Overnight Delivery:

c/o Mellon Investor Services LLC	c/o Mellon Investor Services LLC	c/o Mellon Investor Services LLC
Post Office Box 3301	120 Broadway, 13th Floor	85 Challenger Road
South Hackensack, NJ 07606	New York, NY 10271	Ridgefield Park, NJ 07660
Attn: Reorganization Department	Attn: Reorganization Department	Attn: Reorganization Department

By Facsimile for Eligible Institutions:	Confirmation by telephone:
(201) 296-4293	(201) 296-4860

By Facsimile:	For Lost Securities, Telephone:
(201) 296-4293	(800) 777-3674

Questions and requests for assistance may be directed to the Information Agent at the addresses and telephone numbers listed below. Additional copies of the Offer To Purchase, this Letter of Transmittal, the related Form of Acceptance and other tender offer materials may be obtained from the Information Agent as set forth below and will be furnished promptly at Parker’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

17 State Street, 10th Floor

New York, NY 10004

(800) 843-9819 (Toll Free)

Banks and Brokerage Firms please call:

(212) 440-9800

Non-U.S. Shareholders Contact:

Georgeson Shareholder Communications Inc.

Crosby Court, 38 Bishopsgate

London, EC2N 4AF, England

Freephone: 00 800 3333 44 33

Banks and Brokerage Firms please call: 0044 207 335 8730